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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 23, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                      No. 1-303                   31-0345740
(State or other jurisdiction          (Commission File             (IRS Employer
of incorporation)                          Number)                     Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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Item 5.          Other Events
-------          ------------

                 Filed herewith as Exhibits 23.1 and 23.1 are consents from Deloitte & Touche LLP and Arthur Andersen LLP.

Item 7.          Financial Statements, Pro Forma Financial Information and
-------          ---------------------------------------------------------
                 Exhibits
                 --------

                 (c)      Exhibits:

                          23.1 Consent of Deloitte & Touche LLP.

                          23.2 Consent of Arthur Andersen LLP.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           THE KROGER CO.



June 23, 1999                              By:  (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                                     Exhibit
-----------                                     -------




   23.1                             Consent of Deloitte & Touche LLP.

   23.2                             Consent of Arthur Andersen LLP.